Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 25, 1998, on the consolidated financial statements of United International Holdings, Inc., which report appears in the United International Holdings, Inc.'s Annual Report on Form 10-K for the year ended February 28, 1998.


                                               /S/  Arthur Andersen LLP
                                               ------------------------
                                               Arthur Andersen LLP

Denver, Colorado
January 27, 1999